UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023

SOUNDHOUND AI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40193	85-1286799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 Betsy Ross Drive Santa Clara, CA	95054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 441-3200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SOUN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment	SOUNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 29, 2023, SoundHound AI, Inc. (the “Company”) completed its 2023 annual meeting of stockholders (the “Annual Meeting”). The number of shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), entitled to vote at the Annual Meeting was 177,656,940 shares and the number of shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Voting Stock”), entitled to vote at the Annual Meeting was 39,735,408 shares. Stockholders were entitled to one vote for each share of Class A Common Stock owned and 10 votes for each share of Class B Common Stock owned. The number of shares of Voting Stock present or represented by valid proxy at the Annual Meeting was 491,379,597 shares. At the Annual Meeting, the Company’s stockholders (i) re-elected each of Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka and Dr. Eric Ball as directors, and (ii) ratified the appointment by the board of directors (the “Board”) of the Company of Armanino LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal No. 1 – Election of directors

Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka and Dr. Eric Ball were elected to serve until the 2024 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier resignation or removal or otherwise is disqualified from serving as a director of the Company. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Dr. Keyvan Mohajer	447,629,086	1,612,862	42,137,649
James Hom	447,576,444	1,665,504	42,137,649
Larry Marcus	443,517,658	5,724,290	42,137,649
Diana Sroka	444,142,841	5,099,107	42,137,649
Dr. Eric Ball	448,567,663	647,285	42,137,649

Proposal No. 2 – Ratification of the appointment by the Board of the Company of Armanino LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023

The ratification of the appointment by the Company’s Board of Armanino LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
490,253,922	735,113	390,562

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2023

SoundHound AI, Inc.

/s/ Keyvan Mohajer
Name:	Keyvan Mohajer
Title:	Chief Executive Officer